UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2022

STRATA Skin Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-51481
(Commission File Number)

Delaware	13-3986004
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5 Walnut Grove Drive, Suite 140
Horsham, Pennsylvania 19044
(Address of principal executive offices, including zip code)

(215) 619-3200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.

On January 10, 2022, STRATA Skin Sciences, Inc. (the “Company”) issued a press release announcing preliminary, unaudited results of operations for the fourth fiscal quarter of 2021. The full text of such press release is furnished as Exhibit 99.1 to this report.

The information set forth under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 7.01.          Regulation FD Disclosure.

On January 10, 2022, STRATA Skin Sciences, Inc. (the “Company”) issued a press release announcing its preliminary unaudited results of operations for the fourth fiscal quarter of 2021. The full text of such press release is furnished as Exhibit 99.1 to this report.

On January 10, 2022, Strata Skin Sciences (the “Company”) posted an investor presentation to its website at https://strataskinsciencesinc.gcs-web.com/. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

The following press release is furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 2.02 and shall not be deemed to be “filed”:

Exhibit No.	Exhibit Description
99.1	Press Release dated January 10, 2022 issued by STRATA Skin Sciences, Inc.
99.2	Strata Skin Sciences Investor Presentation dated January 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: January 10, 2022	By:	/s/ Christopher Lesovitz
Christopher Lesovitz
Chief Financial Officer